UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2011

Cogent Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31227	52-2337274
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1015 31st St. NW, Washington, District of Columbia	20007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On  February 2, 2011, the Board of Directors of Cogent Communication Group, Inc. (the “Company”), after consultation with the Compensation Committee, made an award of 100,000 shares of restricted stock to Mr. Dave Schaeffer, the Company’s Chief Executive Officer, pursuant to the Company’s 2004 Incentive Award Plan. The stock grant is unvested and subject to forfeiture under certain circumstances until February 2, 2014 on which date it becomes fully vested. The stock will fully vest on an earlier date in the event that a change of control occurs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Group, Inc.

February 8, 2011	By:	David Schaeffer

Name: David Schaeffer
Title: Chairman, President & Chief Executive Officer